UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

November 3, 2017
Date of report (date of earliest event reported)

MusclePharm Corporation
(Exact name of registrant as specified in its charter)

Nevada	000-53166	77-0664193
(State or other jurisdictions ofincorporation or organization)	(CommissionFile Number)	(I.R.S. EmployerIdentification Nos.)

4721 Ironton Street, Building A
Denver, Colorado 80239
 (Address of principal executive offices) (Zip Code)

(303) 396-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§ 240 12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On November 3, 2017, MusclePharm Corporation (the “Company”) entered into a refinancing transaction (the “Refinancing”) with Ryan Drexler, the Chief Executive Officer, President and Chairman of the Board of Directors of the Company. As part of the Refinancing, the Company issued to Mr. Drexler an amended and restated convertible secured promissory note (the “Refinanced Convertible Note”) in the original principal amount of $18,000,000, which amends and restates (i) a convertible secured promissory note dated as of December 7, 2015, and amended as of January 14, 2017, in the original principal amount of $6,000,000 with an interest rate of 8% prior to the amendment and 10% following the amendment (the “2015 Note), (ii) a convertible secured promissory note dated as of November 8, 2016, in the original principal amount of $11,000,000 with an interest rate of 10% (the “2016 Note) , and (iii) a secured demand promissory note dated as of July 27, 2017, in the original principal amount of $1,000,000 with an interest rate of 15% (the “2017 Note”, and together with the 2015 Note and the 2016 Note, collectively, the “Prior Notes”). The due date of the 2015 Note and the 2016 note was November 8, 2019. The 2017 Note was a demand note.

Amended and Restated Convertible Secured Promissory Note

The Refinanced Convertible Note bears interest at the rate of 12% per annum. Interest payments are due on the last day of each quarter. At the Company’s option (as determined by its independent directors), the Company may repay up to one sixth of any interest payment by either adding such amount to the principal amount of the note or by converting such interest amount into an equivalent amount of the Company’s common stock. Any interest not paid when due shall be capitalized and added to the principal amount of the Refinanced Convertible Note and bear interest on the applicable interest payment date along with all other unpaid principal, capitalized interest, and other capitalized obligations.

Both the principal and the interest under the Refinanced Convertible Note are due on December 31, 2019, unless converted earlier.

Mr. Drexler may convert the outstanding principal and accrued interest into shares of the Company’s common stock at a conversion price of $1.11 per share at any time. The Company may prepay the Refinanced Convertible Note by giving Mr. Drexler between 15 and 60 days’ notice depending upon the specific circumstances, subject to Mr. Drexler’s conversion right.

The Refinanced Convertible Note contains customary events of default, including, among others, the failure by the Company to make a payment of principal or interest when due. Following an event of default, interest will accrue at the rate of 14% per annum. In addition, following an event of default, any conversion, redemption, payment or prepayment of the Refinanced Convertible Note will be at a premium of 105%. The Refinanced Convertible Note also contains customary restrictions on the ability of the Company to, among other things, grant liens or incur indebtedness other than certain obligations incurred in the ordinary course of business. The restrictions are also subject to certain additional qualifications and carveouts, as set forth in the Refinanced Convertible Note. The Refinanced Convertible Note is subordinated to certain other indebtedness of the Company, as described under Item 8.01 below.

Restructuring Agreement and Security Agreement

As part of the Refinancing, the Company and Mr. Drexler entered into a restructuring agreement (the “Restructuring Agreement”) pursuant to which the parties agreed to enter into the Refinanced Convertible Note and to amend and restate the security agreement pursuant to which the Prior Notes were secured by all of the assets and properties of the Company and its subsidiaries whether tangible or intangible, by entering into the Third Amended and Restated Security Agreement (the “Amended Security Agreement”). Pursuant to the Restructuring Agreement, the Company agreed to pay, on the effective date of the Refinancing, all outstanding interest on the Prior Notes through November 8, 2017 and certain fees and expenses incurred by Mr. Drexler in connection with the Restructuring.

A copy of the Refinanced Convertible Note, the Amended Security Agreement and the Restructuring Agreement are attached to this Current Report on Form 8-K as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference as though fully set forth herein. The foregoing summary description of the Financing is not intended to be complete, and is qualified in its entirety by the complete text of the Refinanced Convertible Note, Amended Security Agreement and the Restructuring Agreement.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information set forth in Item 1.01 is incorporated by reference herein.

Item 3.02    Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated by reference herein.

The Company offered and sold the Refinanced Convertible Note to Mr. Drexler in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act. Neither the Refinanced Convertible Note nor the underlying shares of common stock issuable thereunder have been registered under the Securities Act or may be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 8.01    Other Events.

Subordination Agreement

In connection with the Company’s entry into of a Loan and Security Agreement with Crossroads Financial Group, LLC (“Crossroads”) (the “Crossroads Loan Agreement”), Mr. Drexler agreed to enter into a subordination agreement with Crossroads (the “Subordination Agreement”), pursuant to which the payment of the Company’s obligations under the Prior Notes were subordinated to the Company’s obligations to Crossroads. As part of the Refinancing, Crossroads waived certain provisions of the Crossroads Loan Agreement that would have been triggered by the Company’s entry into of the Refinanced Convertible Note. In addition, Mr. Drexler and Crossroads entered into an amendment to the Subordination Agreement that replaced the obligations under the Prior Notes with the obligations under the Refinanced Convertible Note.

A copy of the Subordination Agreement and the amendment to the Subordination Agreement are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2.

Item 9.01

(d) Exhibits

Exhibit No.	Description
10.1	Amended and Restated Convertible Secured Promissory Note, dated November 3, 2017, between MusclePharm Corporation and Ryan Drexler
10.2	Third Amended and Restated Security Agreement, dated November 3, 2017, between MusclePharm Corporation and Ryan Drexler
10.3	Restructuring Agreement, dated November 3, 2017, between MusclePharm Corporation and Ryan Drexler
99.1	Subordination Agreement, dated September 30, 2017, between Crossroads Financial Group, LLC and Ryan Drexler.
99.2	First Amendment to Subordination Agreement, dated November 3, 2017.

  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MUSCLEPHARM CORPORATION

Date: November 8, 2017	By:	/s/ Ryan Drexler
Name: Ryan DrexlerTitle: Chief Executive Officer and President

Exhibit No.	Description
10.1	Amended and Restated Convertible Secured Promissory Note, dated November 3, 2017, between MusclePharm Corporation and Ryan Drexler
10.2	Third Amended and Restated Security Agreement, dated November 3, 2017, between MusclePharm Corporation and Ryan Drexler
10.3	Restructuring Agreement, dated November 3, 2017, between MusclePharm Corporation and Ryan Drexler
99.1	Subordination Agreement, dated September 30, 2017, between Crossroads Financial Group, LLC and Ryan Drexler.
99.2	First Amendment to Subordination Agreement, dated November 3, 2017.

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